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                                                                    EXHIBIT 32.2






CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of QLT Inc. (the "COMPANY") on Form 10-Q for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "FORM 10-Q"), I, Cameron Nelson, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 9, 2005



                                    /s/ Cameron Nelson
                                    --------------------------------------------
                                    Cameron Nelson
                                    Vice President, Finance &
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)



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